UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 15, 2005

                               VITAL LIVING, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         NEVADA                    001-33211                 88-0485596
    ------------------      ------------------------      ------------------
     (State or Other        (Commission File Number)       (IRS Employer
    Jurisdiction of                                       Identification No.)
     Incorporation)

                       5080 NORTH 40TH STREET, SUITE #105
                             PHOENIX, ARIZONA 85018
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (602) 952-9909

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On February 15, 2005, Vital Living, Inc. (the "Company") entered into an employment agreement dated as of January 1, 2005 with Stuart Benson providing for the employment of Mr. Benson as the Company's President and Chief Executive Officer. On February 15, 2005, the Company entered into an employment agreement dated as of January 1, 2005 with Gregg A. Linn providing for the employment of Mr. Linn as the Company's Chief Financial Officer. The employment agreements have initial terms of three years each, and are both subject to automatic renewal for successive one-year periods.

            Mr. Benson's employment agreement provides for Mr. Benson to receive an annual base salary of $220,000 from January 1, 2005 through December 31, 2005; $250,000 from January 1, 2006 through December 31, 2006; and $280,000 commencing on January 1, 2007. Mr. Linn's employment agreement provides for Mr. Linn to receive an annual base salary of $160,000 from January 1, 2005 through December 31, 2005; $180,000 from January 1, 2006 through December 31, 2006; and $200,000 commencing on January 1, 2007. Both executives will also be eligible to receive annual bonuses pursuant to the employment agreements in amounts to be determined by the Board of Directors of the Company.

            As part of their compensation packages, the Company granted to Mr. Benson and Mr. Linn, subject to the approval of the Company's stockholders at its 2005 Annual Meeting of Stockholders, options to purchase 3,000,000 shares and 2,000,000 shares, respectively, of the Company's common stock at an exercise price equal to the closing price of the Company's common stock on the date of execution of the agreements. The options vest one third on each of the first three annual anniversaries following the date of grant.

            Under the employment agreements, the Company will provide Mr. Benson and Mr. Linn with (i) car allowances of $1,200 and $500 per month, respectively;
(ii) reimbursement for travel and entertainment expenses incurred in connection with the business of the Company; and (iii) the right to participate in any group insurance, hospital, medical, dental, accident, disability, pension, retirement, vacation, expense reimbursement, and other plans, programs, or benefits as may from time to time be provided to other executive employees of the Company. Pursuant to the employment agreements, the Company will reimburse the executive for premiums on disability policies providing for coverage at a rate equal to 50% of his base salary in effect from time to time under the employment agreement.

            In addition, during the term of his employment, the Company will pay premiums for two life insurance policies of the life of Mr. Benson, one of which policies will have a face amount of $1,000,000 and will name the Company as beneficiary, and one will have a face amount of $500,000 and will name as beneficiary a person or entity designated by Mr. Benson. Under Mr. Linn's employment agreement, the Company will pay premiums for a life insurance policy on the life of Mr. Linn, which policy will have a face amount of $400,000 and will name as beneficiary a person or entity designated by Mr. Linn. The employment agreements contain provisions that prohibit the executives from competing with the Company or soliciting the Company's personnel or employees for a period of 18 months following the termination of their employment with the Company.

            The employment agreements each provide that either the Company or the executive may terminate the agreement at any time. If the executive's employment is terminated unilaterally by the Company without cause or by the Company for good reason (as defined in the agreement), the executive will receive his base salary for the remainder of the term of the employment agreement. If the executive is terminated for reason of death or disability, he or his estate, as the case may be, will receive his fixed salary for 90 days after such termination. If the executive's employment is terminated by him voluntarily or by the Company for cause as a result of certain acts committed by the executive (as set forth in the agreement), he will receive no further compensation under the employment agreement.

            In the event of a change of control of the Company, the executive may, at his option and upon notice to the Company, terminate his employment. If the executive terminates his employment due to a change of control, he will receive his base salary for the longer of the remainder of the employment term or a period of 18 months after such termination, as well as any unpaid fringe benefits, and such bonus as may have been earned prior to the change in control, all within 10 days after the termination.

            The employment agreements are attached hereto as Exhibits 10.44 and 10.45.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Business Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            Exhibit
            Number

            10.44 Employment Agreement between the Registrant and Stuart Benson, dated January 1, 2005 effective as of February 15, 2005

            10.45 Employment Agreement between the Registrant and Gregg A. Linn, dated January 1, 2005 effective as of February 15, 2005


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 18, 2004

                                              VITAL LIVING, INC.


                                              By:   /s/ Gregg A. Linn
                                                    ----------------------------
                                                    Gregg A. Linn
                                                    Chief Financial Officer


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

EXHIBIT INDEX

Exhibit
Number      Description
------      -----------

10.44 Employment Agreement between the Registrant and Stuart Benson, dated January 1, 2005 effective as of February 15, 2005

10.45 Employment Agreement between the Registrant and Gregg A. Linn, dated January 1, 2005 effective as of February 15, 2005


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